UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3001 Bishop Drive, Suite 350
San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_______________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	FIVN	The NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 14, 2024, Five9, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected two directors to the Company’s board of directors, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, (3) approved, on an advisory basis, the frequency of votes to approve executive compensation, and (4) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. A total of 67,263,275 shares, or 91% of the Company’s common stock outstanding as of the record date of March 18, 2024, were represented in person or by proxy at the Annual Meeting. The matters voted on by the Company’s stockholders and the voting results are as follows:
1. Election of Directors. Each of the two nominees for director were elected as Class I directors to the Company’s board of directors to serve until the Company’s 2027 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Michael Burdiek	36,650,499	23,929,520	6,683,256
Julie Iskow	44,924,849	15,655,170	6,683,256

2. Advisory vote on executive compensation. The Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers. The proposal received the following votes:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
43,660,874	16,817,551	101,594	6,683,256
3. Advisory vote on frequency of votes to approve executive compensation. The Company’s stockholders vote, on an advisory basis, on the frequency of votes to approve executive compensation, was as follows:

1 - Year	2 - Years	3 - Years	Shares Abstained	Broker Non-Votes
60,225,992	27,481	267,828	58,718	6,683,256
With respect to the frequency of holding future votes to approve the executive compensation, the Company’s board of directors has determined that it will continue to hold advisory votes to approve executive compensation annually until the matter is again submitted to the Company’s stockholders for a vote.

4. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The appointment of KPMG LLP was ratified.

Shares For	Shares Against	Shares Abstained
66,903,642	300,503	59,130

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: May 14, 2024	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Chief Financial Officer